UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2003

Federal National Mortgage Association

(Exact name of registrant as specified in its charter)

Fannie Mae

Federally chartered corporation	0-50231	52-0883107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3900 Wisconsin Avenue, NW		20016
Washington, DC		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: 202-752-7000

Item 7.     Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.
      (c) Exhibits.

99.1 Press release issued by Fannie Mae on April 14, 2003.

99.2 Monthly summary release issued by Fannie Mae on April 14, 2003.

Item 9.     Regulation FD Disclosure.

      On April 14, 2003, Federal National Mortgage Association (Fannie Mae) issued a press release relating to the Company’s earnings for the first quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.1. On April 14, 2003, Fannie Mae released a monthly summary of financial data for March 2003. A copy of the summary is attached as Exhibit 99.2.

      This information set forth under “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition.” We are furnishing this information under Item 9 in accordance with SEC Release No. 33-8216. Such information, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ LEANNE G. SPENCER

Leanne G. Spencer
Senior Vice President and Controller

Date: April 15, 2003

EXHIBIT INDEX

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

99.1	Press release issued by Fannie Mae on April 14, 2003
99.2	Monthly summary release issued by Fannie Mae on April 14, 2003.